UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2009
NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)
(609) 524-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1
EX-5.2
EX-5.3
EX-5.4
EX-99.1

Item 1.01 Entry Into a Material Definitive Agreements.
     On June 5, 2009, NRG Energy, Inc. (“NRG”) completed the sale of $700,000,000 aggregate principal amount of 8.500% senior notes due 2019 (the “Senior Notes”) pursuant to the terms of the underwriting agreement dated June 2, 2009 (the “Underwriting Agreement”) among NRG, the guarantors named therein, and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein (the “Underwriters”). The Senior Notes were issued under an Indenture, dated February 2, 2006, among NRG and Law Debenture Trust Company of New York, as trustee (the “Trustee”), as supplemented by the Twenty-Second Supplemental Indenture, dated June 5, 2009 (the “Twenty-Second Supplemental Indenture”) among NRG, the guarantors named therein and the Trustee, establishing the terms and providing for the issuance of the Senior Notes. The Twenty-Second Supplemental Indenture and the form of Senior Notes, which is attached as an exhibit to the Twenty-Second Supplemental Indenture, provide, among other things, that the Senior Notes will be senior unsecured obligations of NRG. Interest is payable on the Senior Notes on June 15 and December 15 of each year beginning on December 15, 2009 until their maturity date of June 15, 2019.
     The terms of the Twenty-Second Supplemental Indenture, among other things, limit the ability of NRG and certain of its subsidiaries to: make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.
     The Twenty-Second Supplemental Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the indentures; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against NRG and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.
     The Senior Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-157351) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on February 13, 2009. On June 3, 2009, the Company filed a prospectus supplement with the Commission relating to the Senior Notes dated June 2, 2009 (the “Prospectus Supplement”).
     For a complete description of the terms and conditions of the Underwriting Agreement, the Twenty-Second Supplemental Indenture, and the form of Senior Notes, please refer to the Prospectus Supplement as well as each such document which is filed with this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
     The disclosures under Item 1.01(a) of this Current Report on Form 8-K relating to the Twenty-Second Supplemental Indenture and the form of Senior Notes are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
     On June 2, 2009, NRG issued a press release announcing the pricing of the Senior Notes pursuant to the Underwriting Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The validity of the Senior Notes and the related guarantees by guarantors organized in Delaware and California were passed upon on NRG’s behalf by Kirkland & Ellis LLP, Chicago, Illinois. Certain matters of Minnesota law were passed upon by Leonard, Street and Deinard, Professional Association. Certain matters of Virginia law were passed upon by Williams Mullen. Certain matters of Texas law were passed upon by Vinson & Elkins LLP.

     NRG is also filing the following exhibits as part of this Current Report on Form 8-K, to be incorporated by reference into the Registration Statement, including the Opinions of Kirkland & Ellis LLP, Leonard, Street and Deinard, Professional Association, Williams Mullen and Vinson & Elkins LLP, which are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4, respectively, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 2, 2009, among NRG Energy, Inc., the guarantors named therein and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters.

4.1	Twenty-Second Supplemental Indenture, dated June 5, 2009, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Form of 8.50% Senior Note due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

5.1	Opinion of Kirkland & Ellis LLP, with respect to NRG Energy, Inc. and the guarantors organized under the laws of the states of Delaware and California.

5.2	Opinion of Leonard, Street and Deinard, Professional Association, with respect to the guarantor organized under the laws of the State of Minnesota.

5.3	Opinion of Williams Mullen, with respect to the guarantor organized under the laws of the State of Virginia.

5.4	Opinion of Vinson & Elkins, LLP, with respect to the guarantors organized under the laws of the State of Texas.

23.1	Consent of Kirkland & Ellis LLP (incorporated by reference to Exhibit 5.1 filed herewith).

23.2	Consent of Leonard, Street and Deinard, Professional Association (incorporated by reference to Exhibit 5.2 filed herewith).

23.3	Consent of Williams Mullen (incorporated by reference to Exhibit 5.3 filed herewith).

23.4	Consent of Vinson & Elkins, LLP (incorporated by reference to Exhibit 5.4 filed herewith).

99.1	Press Release dated June 2, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
/s/ Michael Bramnick
Date: June 5, 2009	Name:	Michael Bramnick
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 2, 2009, among NRG Energy, Inc., the guarantors named therein and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters.

4.1	Twenty-Second Supplemental Indenture, dated June 5, 2009, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Form of 8.50% Senior Note due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

5.1	Opinion of Kirkland & Ellis LLP, with respect to NRG Energy, Inc. and the guarantors organized under the laws of the states of Delaware and California.

5.2	Opinion of Leonard, Street and Deinard, Professional Association, with respect to the guarantor organized under the laws of the State of Minnesota.

5.3	Opinion of Williams Mullen, with respect to the guarantor organized under the laws of the State of Virginia.

5.4	Opinion of Vinson & Elkins, LLP, with respect to the guarantors organized under the laws of the State of Texas.

23.1	Consent of Kirkland & Ellis LLP (incorporated by reference to Exhibit 5.1 filed herewith).

23.2	Consent of Leonard, Street and Deinard, Professional Association (incorporated by reference to Exhibit 5.2 filed herewith).

23.3	Consent of Williams Mullen (incorporated by reference to Exhibit 5.3 filed herewith).

23.4	Consent of Vinson & Elkins, LLP (incorporated by reference to Exhibit 5.4 filed herewith).

99.1	Press Release dated June 2, 2009.